UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                 February 26, 2009
Erie Indemnity Company

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:            (814)870-2000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Attached as Exhibit 100 to this Current Report on Form 8-K are documents that contain information from Erie Indemnity Company’s Annual Report on Form 10-K for the period ended December 31, 2008, filed with the Securities and Exchange Commission on February 26, 2009, formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Statements of Operations for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Statements of Financial Position as of December 31, 2008 and December 31, 2007, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006, (iv) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006, (v) Notes to Consolidated Financial Statements and (vi) Financial Statement Schedules. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Erie Indemnity Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
Exhibit 100	The following documents from Erie Indemnity Company’s Annual Report on Form 10-K for the period ended December 31, 2008, filed with the Securities and Exchange Commission on February 26, 2009, formatted in XBRL: (i) Consolidated Statements of Operations for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Statements of Financial Position as of December 31, 2008 and December 31, 2007, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006, (iv) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006, (v) Notes to Consolidated Financial Statements and (vi) Financial Statement Schedules.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

March 24, 2009	By:	/s/ Philip A. Garcia

Name: Philip A. Garcia
Title: Executive Vice President & CFO

Exhibit Index

Exhibit No.	Description

100.INS	XBRL Taxonomy Extension Instance Document
100.SCH	XBRL Taxonomy Extension Schema
100.CAL	XBRL Taxonomy Extension Calculation Linkbase
100.LAB	XBRL Taxonomy Extension Label Linkbase
100.PRE	XBRL Taxonomy Extension Presentation Linkbase
100.DEF	XBRL Taxonomy Extension Definition Linkbase